                                                                    Exhibit 1.2


                    2,500,000 Shares of Class A Common Stock

                                       and

           1,000,000 Redeemable Class A Common Stock Purchase Warrants

                                       of

                         OUTLOOK SPORTS TECHNOLOGY, INC.

                             UNDERWRITING AGREEMENT

                                                                Atlanta, Georgia
                                                           _______________, 1998

Argent Securities, Inc.
3340 Peachtree Road, N.E., Suite 900
Atlanta, Georgia 30326

Gentlemen:

         Outlook Sports Technology, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), confirms its agreement with Argent Securities, Inc. ("Argent") and each of the other underwriters, if any, named in Schedule I hereto (collectively, the "Underwriters" which term shall also include any underwriter substituted as hereinafter provided in
Section 11) for whom Argent is acting as representative (in such capacity, Argent shall hereinafter be referred to as the "Representative") with respect to the sale by the Company and the Selling Shareholders listed on Schedule III, and the purchase by the Underwriters, acting severally and not jointly, of 2,500,000 shares (the "Shares") of the Company's Class A Common Stock, $0.01 par value per share (the "Common Stock"), and 1,000,000 Redeemable Class A Common Stock Purchase Warrants (the "Redeemable Warrants") ("Firm Securities"), each of the Redeemable Warrants entitles the holder thereof to purchase one share of Class A Common Stock at an exercise price of $8.05 per share pursuant to a warrant agreement (the "Warrant Agreement") between the Company and the warrant agent, set forth in Schedule II, and with respect to the grant by the Company and the Selling Shareholders to the Underwriters of the option described in Section 2(b) hereof to purchase all or any part of 375,000 additional Shares (100,000 of the additional Shares to be purchased from the Company and 275,000 of the additional Shares to be purchased from the Selling Shareholders) and 150,000 Redeemable Warrants (the "Additional Securities") for the purpose of covering over-allotments, if any. The aforesaid Firm Securities together with all or any part of the Additional Securities are hereinafter collectively referred to as the "Securities." The Company also proposes to issue and sell to the Underwriters for an approximate price of $__________ ($________ per warrant), ____________
non-callable warrants entitling the Underwriters to purchase from the Company an Underwriter's Warrant (the "Underwriters' Warrant" or the "Underwriters' Purchase Option") for the purchase of an aggregate of 250,000 shares of Class A Common Stock (the "Underwriters' Shares") and 50,000 Underwriters' Class A Common Stock Purchase Warrants (the "Underwriters' Redeemable Warrants"). The shares of Class A Common Stock issuable upon exercise of the Redeemable Warrants including the Underwriters' Redeemable Warrants are hereinafter sometimes referred to as the "Warrant Shares." The Shares, the Redeemable Warrants, the Class A Common Stock, Underwriters' Redeemable Shares, Underwriters' Warrants and the Warrant


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


Shares are more fully described in the Registration Statement (as defined in Subsection 1(a) hereof) and the Prospectus (as defined in Subsection 1(a) hereof) referred to below. Unless the context otherwise requires, all references to the "Company" shall include all subsidiaries (as defined in Subsection 1(e) hereof) referred to below and identified in the Prospectus, as if separately stated herein. All representations, warranties and opinions of counsel shall cover such subsidiaries.

         1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters as of the date hereof, and as of the Closing Date and any Option Closing Date, (as defined in Subsection 2 (c) hereof), if any, as follows:

              (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement, and an amendment or amendments thereto, on Form SB-2 (File No. 333-58631) under the Act (the "Registration Statement"), including a prospectus subject to completion relating to the Shares and Redeemable Warrants which registration statement and any amendment or amendments have been prepared by the Company in material compliance with the requirements of the Act and the rules and regulations of the Commission under the Act. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective, or, if the registration statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If an abbreviated registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Act (an "Abbreviated Registration Statement"), the term "Registration Statement" as used in this Agreement includes the Abbreviated Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b). The term "Preliminary Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

              (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or Prospectus or any part thereof and no proceedings for a stop order have been instituted or are pending or, to the best knowledge of the Company, threatened. Each of the Preliminary Prospectus, the Registration Statement and Prospectus at the time of filing thereof conformed in all material respects with the requirements of the Act and the Rules and Regulations, and neither the Preliminary Prospectus, the Registration Statement or Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus.

              (c) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date and each Option Closing Date and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus will contain all material statements which are required to be stated therein in material compliance with the Act and the Rules and Regulations, and will in all material respects conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement, nor any amendment thereto, at the time the Registration Statement or such amendment is declared effective under the Act, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus at the time the Registration Statement becomes effective, at the Closing Date and at any Option Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information supplied to the Company in writing by or on behalf of the Underwriters expressly for use in the Registration Statement or Prospectus or any amendment thereof or supplement thereto.

              (d) The Company has been duly organized and is now, and at the Closing Date and any Option Closing Date will be, validly existing as a corporation in good standing under the laws of the State of Delaware. The Company does not own, directly or indirectly, an interest in any corporation, partnership, trust, joint venture or other business entity; provided, that the foregoing shall not be applicable to the investment of the net proceeds from the sale of the Securities in short-term, low-risk investments as set forth under "Use of Proceeds" in the Prospectus. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of its properties or the character of its operations require such qualification or licensing, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the subsidiaries taken as a whole (a "Material Adverse Effect"). The Company has all requisite power and authority (corporate and other), and has obtained any and all necessary material applications, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all material federal, state, local and foreign laws, rules and regulations; and the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, would have a Material Adverse Effect. The disclosures in the

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Registration Statement concerning the effects of federal, state, local, and foreign laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

              (e) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus under "Capitalization" and will have the adjusted capitalization set forth therein on the Closing Date and the Option Closing Date, if any, based upon the assumptions set forth therein, and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for the Company to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and as otherwise described in the Prospectus. The Securities, the Additional Securities, the Shares, the Redeemable Warrants, the Warrant Shares and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company and the Selling Shareholders have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company, or similar contractual rights granted by the Company. The Securities, the Additional Securities, the Shares, and the Redeemable Warrants to be issued and sold by the Company and the Selling Shareholders hereunder, and the Warrant Shares issuable upon exercise of the Redeemable Warrants and the Underwriters' Warrants and payment therefor, are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof and thereof, will be validly issued, fully paid and non-assessable and will conform in all material respects to the descriptions thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities, the Additional Securities, the Shares, and the Redeemable Warrants, and the Warrant Shares has been duly and validly taken; and the certificates representing the Securities, the Redeemable Warrants, and the Warrant Shares will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Securities to be sold by the Company and the Selling Shareholders hereunder, the Underwriters will acquire good and marketable title to such Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

              (f) The financial statements of the Company, together with the related notes and schedules thereto, included in the Registration Statement, the Preliminary Prospectus and the Prospectus fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved. There has been no material adverse change or development involving a prospective change in the condition, financial or otherwise, or in the earnings, business affairs, position, prospects, value, operation, properties, business, or results of operation of the Company, whether or not arising in the ordinary course of business, since the dates of the financial statements included in the Registration Statement and the Prospectus and the outstanding debt, the property, both tangible and intangible, and the business of the Company, conforms in all material respects to the descriptions thereof contained in the Registration Statement and in the Prospectus.

              (g) Price WaterhouseCoopers LLP, independent certified public accountants, whose report is filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act.

              (h) The Company (i) has paid all federal, state, local, and foreign taxes for which it is liable, including, but not limited to, withholding taxes and taxes payable under Chapters 21 through 24 of the Internal Revenue Code of 1986 (the "Code"), (ii) has furnished all tax and information returns it is required to furnish pursuant to the Code, and has established adequate reserves for such taxes which are not due and payable, and (iii) does not have knowledge of any tax deficiency or claims outstanding, proposed or assessed against it (other than certain state or local tax returns, as to which the failure to file, singly or in the aggregate, would not have a Material Adverse Effect.)

              (i) The Company maintains insurance, which is in full force and effect, of the types and in the amounts which it reasonably believes to be necessary for its business, including, but not limited to, personal and product liability insurance covering all personal and real property owned or leased by the Company against fire, theft, damage and all risks customarily insured against.

              (j) There is no action, suit, proceeding, inquiry, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending (to the knowledge of the Company) or threatened against (or circumstances known to the Company that may give rise to the same), or involving the properties or business of the Company which: (i) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects); or (ii) singly or in the aggregate would have a Material Adverse Effect.

              (k) The Company has full legal right, power and authority to enter into this Agreement, the Underwriters' Warrant and the Warrant Agreement and to consummate the transactions provided for in such agreements; and this Agreement, the Underwriters' Warrant and the Warrant Agreement have each been duly and properly authorized, executed and delivered by the Company. Each of this Agreement, the Underwriters' Warrant and the Warrant Agreement, constitutes a legal, valid and binding agreement of the Company, subject to due authorization, execution and delivery by the Representative and/or the Underwriters, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law). Neither the Company's execution or delivery of this Agreement, the Underwriters' Warrant, and the Warrant Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, nor the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest defect or other restriction or equity of any kind whatsoever upon any property or assets (tangible or intangible) of the Company pursuant to the terms of: (i) the Articles of Incorporation or By-Laws of the Company; (ii) any material license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of its properties or assets (tangible or intangible) is or may be subject, other than conflicts that, singly or in the aggregate, will not have a Material Adverse Effect; or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties.

              (l) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Securities pursuant to the Prospectus and the Registration Statement, the performance of this Agreement and the transactions contemplated hereby, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with (i) the Underwriters' purchase and distribution of the Securities to be sold by the Company hereunder; or (ii) the issuance and delivery of the Underwriters' Warrant, the Underwriters' Shares, the Redeemable Warrants or the Warrant Shares.

              (m) All executed agreements or copies of executed agreements filed as exhibits to the Registration Statement to which the Company is a party or by which the Company may be bound or to which any of its assets, properties or businesses may be subject have been duly and validly authorized, executed and delivered by the Company, and constitute the legal, valid and binding agreements of the Company, enforceable against it in accordance with its respective terms. The descriptions contained in the Registration Statement of contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto by the Act and the Rules and Regulations and there are no material contracts or other documents which are required by the Act or the Rules and Regulations to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

              (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not:
(i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money in any material amount; (ii) entered into any transaction other than in the ordinary course of business; (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock; or (iv) made any changes in capital stock, material changes in debt (long or short term) or liabilities other than in the ordinary course of business, material changes in or affecting the general affairs, management, financial operations, stockholders equity or results of operations of the Company.



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              (o) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, no default exists in the due performance and observance of any material term, covenant or condition of any license, contract, indenture, mortgage, installment sales agreement, lease, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets (tangible or intangible) of the Company is subject or affected.

              (p) To the best knowledge of the Company, the Company has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance in all material respects with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours.

              (q) To the best knowledge of the Company, since its inception, the Company has not incurred any liability arising under or as a result of the application of the provisions of the Act.

              (r) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company does not presently maintain, sponsor or contribute to, and never has maintained, sponsored or contributed to, any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan" or a "multi-employer plan" as such terms are defined in Sections 3(2), 3(l) and 3(37) respectively of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company does not maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA.

              (s) The Company is not in violation in any material respect of any domestic or foreign laws, ordinances or governmental rules or regulations to which it is subject, except to the extent that any such violation would not, singly or in the aggregate, have a Material Adverse Effect.

              (t) No holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company exercisable for or convertible or exchangeable for securities of the Company have the right to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company within twelve (12) months of the date hereof or to require the Company to file a registration statement under the Act during such twelve (12) month period, except such registration rights as have been waived or disclosed in the Prospectus.

              (u) Neither the Company, nor, to the Company's best knowledge, any of its employees, directors, principal stockholders or affiliates (within the meaning of the Rules and Regulations) has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.



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

              (v) Except as described in the Prospectus, to the best of the Company's knowledge, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, or licenses and rights to the foregoing presently owned or held by the Company is in dispute or are in any conflict with the right of any other person or entity within the Company's current area of operations nor has the Company received notice of any of the foregoing. To the best of the Company's knowledge, the Company: (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing; and (ii) except as set forth in the Prospectus, is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

              (w) Except as described in the Prospectus, to the best of the Company's knowledge, the Company owns and has the unrestricted right to use all material trade secrets, trademarks, trade names, know-how (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, designs, processes, works of authorship, computer programs and technical data and information (collectively herein "Intellectual Property") required for or incident to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company, free and clear of and without violating any right, lien, or claim of others, including without limitation, former employers of its employees; provided, however, that the possibility exists that other persons or entities, completely independently of the Company, or employees or agents, could have developed trade secrets or items of technical information similar or identical to those of the Company.

              (x) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property owned or leased by it free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes or assessments not yet due and payable.

              (y) The Company has obtained such duly executed legally binding and enforceable agreements as required by the Representative pursuant to which the Company's President and certain Directors and affiliates described in the Prospectus, have agreed not to, directly or indirectly, offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber any of their shares of Class A Common Stock or other securities of the Company (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for certain periods of up to 60 months subject to earlier release upon the Company's achievement of certain performance thresholds, following the effective date of the Registration Statement without the prior written consent of the Representative. The Company will cause the Transfer Agent, as defined below, to mark an appropriate legend on the face of stock certificates representing all of such shares of Class A Common Stock and other securities of the Company.

              (z) Except as disclosed in the Prospectus, the Company has not incurred any liability and there are no arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Securities or any other arrangements, agreements, understandings, payments or issuances with respect to the Company or any of its officers, directors, employees or affiliates that may adversely affect the Underwriters' compensation, as determined by the NASD.

                   (aa) The Securities have been approved for quotation on the Nasdaq SmallCap Market of the Nasdaq Stock Market, Inc., subject to official notice of issuance.

                   (bb) Neither the Company nor to the Company's best knowledge any of its respective officers, employees, agents or any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which: (a) might subject the Company, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign); (b) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company; or (c) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act 1977, as amended.

                   (cc) Except as set forth in the Prospectus, and to the best knowledge of the Company, no officer, director or principal stockholder of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any such person or entity or the Company, has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, except with respect to the beneficial ownership of not more than 1% of the outstanding shares of capital stock of any publicly-held entity; or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Relationships and Related Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, or principal stockholder of the Company, or any affiliate or associate of any such person or entity, which is required to be disclosed pursuant to Rule 404 of Regulation S-B.

                   (dd) Any certificate signed by any officer of the Company and delivered to the Underwriters or to the Underwriters' Counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                   (ee) The Company has entered into an employment agreements with William Barthold and Daniel Snider as described in the Prospectus. Unless waived by the Representative, the Company shall use its reasonable efforts at reasonable cost to obtain key-man life insurance policies in the amount of not less than $1,000,000 on the life of Messrs. Barthold and Snyder, which policies shall be owned by the Company and shall name the Company as the sole beneficiary thereunder.

                   (ff) No securities of the Company have been sold by the Company since its date of incorporation, except as disclosed in Part II of the Registration Statement.

                   (gg) The minute books of the Company have been made available to Underwriters' Counsel and contain a complete summary of all meetings and actions of the Board of Directors and Shareholders of the Company since the date of its incorporation.

         1A. Representations and Warranties of the Selling Shareholders. The Selling Shareholders represent and Warrant to each Underwriter that:

                   (a) The Selling Shareholders now have, and on any Option Closing Date will have, valid and marketable title to the Shares to be sold by such Selling Shareholders, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer.

                   (b) Such Selling Shareholders now have, and on any option Closing Date will have, full legal right, power and authorization, and any approval required by law, to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement, and upon delivery of and payment for such Shares hereunder, the several Underwriters will acquire valid and marketable title to such Shares free and clear of any lien, claim, security interest, or other encumbrance.

                   (c) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholders and is the valid and binding agreement of such Selling Shareholders enforceable against the Selling Shareholders in accordance with its terms, except to the extent enforceability may be limited by laws relating to creditors' rights generally or by general equitable principles, and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

                   (d) Neither the execution and delivery of this Agreement by or on behalf of the Selling Shareholders, nor the consummation of the transaction s herein or therein contemplated by or on behalf of such Selling Shareholders requires any consent, approval, authorization or order of, or filing or registration with any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Act and the Exchange Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares), or conflicts or will conflict with or constitutes or will constitute a breach of, or default under, or violates or will violate, any agreement, indenture or other instrument to which such Selling Shareholders are a party or by which such Selling Shareholders is or may be bound, or to which any of such Selling Shareholders' property or assets is subject, or any statute, law, rule, regulation, ruling, judgment, injunction, order or decree applicable to such Selling Shareholders or to any property or assets of such Selling Shareholders.

                   (e) The Registration Statement and the Prospectus, insofar as they relate to the Selling Shareholders, do not and will not contain an untrue statement of a material fact or omit to any state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                   (f) The Selling Shareholders haven not taken, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities.

         2. Purchase, Sale and Delivery of the Securities, Additional Securities and Agreement to Issue Underwriters' Warrant.

                   (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Shareholders agree to sell to each Underwriters, and each Underwriter, severally but not jointly, agrees to purchase from the Company and the Selling Shareholders at the price per share and the price per warrant set forth below, that proportion of the number of shares of Class A Common Stock and Redeemable Warrants set forth in
Schedule I opposite the name of such Underwriter that such number of shares of Class A Common Stock and Redeemable Warrants bears to the total number of shares of Class A Common Stock and Redeemable Warrants, respectively, subject to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional Securities, plus any additional numbers of Securities which the Underwriters may become obligated to purchase pursuant to the provisions of Section 11 hereof.

                   (b) In addition, on the basis of the representations, warranties, covenants and agreements, herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Shareholders hereby grant an option to the Underwriters, severally and not jointly, to purchase up to an additional 375,000 Shares from the Company and 150,000 Redeemable Warrants at the prices set forth below. The option granted hereby will expire 45 days after the date of this Agreement, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Additional Securities upon notice by the Representative to the Company and the Selling Shareholders setting forth the number of Additional Securities as to which the Underwriters is then exercising the option and the time and date of payment and delivery for such Additional Securities. The Underwriter shall purchase the first 100,000 Shares from the Company, and thereafter any remaining Additional Securities shall be purchased from the Selling Shareholders, provided, however, that the Underwriter shall purchase all of the Additional Securities owned by Messrs. Dodrill and Berger before purchasing Additional Securities from any of the other Selling Shareholders. Any such time and date of delivery shall be determined by the Underwriters, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as defined in paragraph (c) below, unless otherwise agreed to between the

Representative, the Selling Shareholders and the Company. In the event such option is exercised, each of the Underwriters shall purchase such number of Additional Securities then being purchased which shall have been allocated to the Representative, and which such Underwriters shall have agreed to purchase. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Additional Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

                   (c) Payment of the purchase price for, and delivery of certificates for, the Firm Securities shall be made at the offices of counsel to the Representative in Atlanta, Georgia, or at such other place as shall be agreed upon by the Underwriters and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on ___________, 1998 or at such other time and date as shall be designated by the Representative but not less than three (3) nor more than five (5) business days after the effective date of the Registration Statement (such time and date of payment and delivery being hereafter called "Closing Date"). In addition, in the event that any or all of the Additional Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for such Additional Securities shall be made at the above-mentioned office or at such other place and at such time (such time and date of payment and delivery being hereinafter called "Option Closing Date") as shall be agreed upon by the Representative and the Company on each Option Closing Date as specified in the notice from the Representative to the Company. Delivery of the certificates for the Firm Securities and the Additional Securities, if any, shall be made to the Underwriters against payment by the Underwriters of the purchase price for the Firm Securities and the Additional Securities, if any, to the order of the Company as the case may be by certified check or, at the election of the Representative, all or a portion of the funds may be paid by Bank wire transfer of funds or by Representative's commercial check. Certificates for the Firm Securities and the Additional Securities, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least two (2) business days prior to Closing Date or the relevant Option Closing Date, as the case may be. The certificates or the Depository Trust Corporation electronic notifications, as the case may be, for the Securities and the Additional Securities, if any, shall be made available to the Underwriters at the above-mentioned office or such other place as the Underwriters may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to Closing Date or the relevant Option Closing Date, as the case may be.

         The purchase price of the Class A Common Stock and Redeemable Warrants to be paid by the Underwriters to the Company and the Selling Shareholders for the Securities purchased under Clauses (a) and (b) above will be $________ per Share and $________ per Redeemable Warrant (which price is net of the Underwriters' discount and commissions). Neither the Company nor the Selling Shareholders shall be obligated to sell any Securities hereunder unless all Firm Securities to be sold by the Company and the Selling Shareholders are purchased hereunder. The Company and the Selling Shareholders each agree to issue and sell 2,500,000 shares of the Class A Common Stock and the Company agrees to issue and sell 1,000,000 Redeemable Warrants to the Underwriters in accordance herewith.

                   (d) On the Closing Date, the Company shall issue and sell to the Underwriters the Underwriters' Warrant at a purchase price of $___________, which warrant shall entitle the holders thereof to purchase an aggregate of 250,000 Shares and 50,000 Warrants. The Underwriters' Warrant shall be exercisable for a period of four years commencing one year from the effective date of the Registration Statement at an initial exercise price equal to one hundred twenty percent (120%) of the initial public offering price of the Shares and Redeemable Warrants. The Underwriters' Warrant shall be substantially in the form filed as an Exhibit to the Registration Statement. Payment for the Underwriters' Warrant shall be made on Closing Date. The Company has reserved and shall continue to reserve a sufficient number of Shares for issuance upon exercise of the Underwriters' Warrant.

         3. Public Offering of the Securities. As soon after the Registration Statement becomes effective and as the Representative deems advisable, but in no event more than three (3) business days after such effective date, the Underwriters shall make a public offering of the securities (other than to residents of or in any jurisdiction in which qualification of the Securities is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Underwriters may allow such concessions and discounts upon sales to other dealers as set forth in the Prospectus.

         4. Covenants of the Company. The Company covenants and agrees with each of the Underwriters as follows:

              (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Exchange Act (i) before termination of the offering of the Securities by the Underwriters, which the Underwriters shall not previously have been advised and furnished with a copy, or [(ii) to which the Underwriters shall have objected or] (iii) which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

              (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Underwriters and confirm by notice in writing: (i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective; (ii) of the issuance by the commission of any stop order or of the initiation, or the threatening of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution or proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission or regulatory authority shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

              (c) The Company shall file the Prospectus (in form and substance satisfactory to the Underwriters) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Underwriters pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement and (ii) the fifth business day after the effective date of the Registration Statement.

              (d) The Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, [and will not file any such prospectus to which the Underwriters or Robert E. Altenbach, Esq.("Underwriters' Counsel") shall reasonably object.]

             (e) The Company shall cooperate in good faith with the Underwriters, and Underwriters' Counsel, at or prior to the time the Registration Statement becomes effective, in endeavoring to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may reasonably designate, and shall cooperate with the Underwriters and Underwriters' Counsel in the making of such applications, and filing such documents and shall furnish such information as may be required for such purpose; provided, however, the Company shall not be required to: (i) qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction; or (ii) qualify or "blue sky" in any state which requires a lock-up of inside securities for a period greater than five (5) years (or such earlier date if the Representative has exercised the Underwriters' Warrant). In each jurisdiction where such qualification shall be effected, the Company will, unless the Underwriters agree that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

              (f) During the time when the Prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when the Prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Underwriters promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be reasonably satisfactory to Underwriters' Counsel, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

              (g) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period commencing on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Underwriters, an earnings statement which will be in such form and detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

              (h) During a period of five (5) years after the date hereof and provided that the Company is required to file reports with the Commission under
Section 12 of the Exchange Act, the Company will provide the Underwriters' director Designee or Attendee, as defined herein, copies of the below described documents prior to release where applicable and will furnish to its stockholders and to the Underwriters as soon as practicable, annual reports (including financial statements audited by independent public accountants):

                   (i) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

                   (ii) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

                   (iii) every press release and every material news item or article of interest to the financial community in respect of the Company and any future subsidiaries or their affairs which was released or prepared by the Company;

                   (iv) any additional information of a public nature concerning the Company and any future subsidiaries or their respective businesses which the Underwriters may reasonably request;

                   (v) a copy of any Schedule 13D, 13G, 14D-1, 13E-3 or 13E-4 received or filed by the Company from time to time; and

                   (vi) such other information as may be requested with reference to the property, business, stockholders and affairs of the Company .

         During such five-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

              (i) For as long as the Company is required to file reports with the Commission under Section 12 of the Exchange Act, the Company will maintain a Transfer Agent and a Warrant Agent, which may be the same entity, and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer and Warrant Agent) for its Class A Common Stock and Redeemable Warrants.

              (j) The Company will furnish to the Underwriters or pursuant to the Underwriters' direction, without charge, at such place as the Underwriters may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request.

              (k) Neither the Company, nor its officers or directors, nor affiliates of any of them (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

              (1) The Company shall apply the net proceeds from the sale of the Securities in substantially the manner, and subject to the provisions, set forth under "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used directly or indirectly to acquire any securities issued by the Company.

              (m) The Company shall timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

              (n) The Company shall furnish to the Underwriters as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available internally prepared financial statements of the Company.

              (o) For a period of five (5) years from the Closing Date (or such earlier date if the Representative has exercised the Underwriters' Warrant), the Company shall furnish to the Underwriters at the Company's sole expense, (i) daily consolidated transfer sheets relating to the Securities upon the Underwriters' reasonable request; (ii) a list of holders of Securities upon the Underwriters' reasonable request; (iii) a list of, if any, the securities positions of participants in the Depository Trust Company upon the Underwriters' reasonable request.

              (p) For a period of five (5) years after the effective date of the Registration Statement (or such earlier date if the Underwriters have exercised the Underwriters' Warrant), the Company shall use its best efforts to cause one
(1) individual (the "Designee") selected by the Underwriters to be elected to the Board of Directors of the Company (the "Board"), if requested by the Underwriters. Alternatively, the Underwriters shall be entitled to appoint an individual who shall be permitted to attend all meetings of the Board (the "Advisor") and to receive all notices and other correspondence and communications sent by the Company to members of the Board. Upon election to the Board, the Designee shall be entitled to call special meetings of the Board and to serve on the Audit and Compensation Committees. The Designee may be removed by the Board only for "justifiable cause" as that term is defined in the Employment Contracts between the Company and Mr. Barthold and Mr. Snider. The Company shall reimburse the Representative's Designee or Advisor for his or her out-of-pocket expenses reasonably incurred and authorized in advance by the Company in connection with his or her attendance of the Board meetings and a fee equal to the amount paid to the other outside directors of the Company. The Designee or Advisor shall also be entitled to participate in any Stock Option Plans of the Company for non-employees. To the extent permitted by law, the Company agrees to indemnify and hold the Designee (as a director or Advisor) and the Representative harmless against any and all claims, actions, awards and judgements arising out of his or her service as a director or Advisor and in the event the Company maintains a liability insurance policy affording coverage for the action of its officer and directors, to include such Designee and the Representative as an insured under such policy.

              (q) For a period equal to the lesser of (i) five (5) years from the date hereof, or (ii) the sale to the public of the Warrant Shares, the Company will use its best efforts not to take any action or actions which may prevent or disqualify the Company's use of Forms S-1 or, if applicable, S-2 and S-3 (or other appropriate form) for the registration under the Act of the Warrant Shares.

              (r) For a period of five (5) years from the date hereof, the Company shall use its best efforts at its cost and expense to maintain the listing of the Securities on the Nasdaq SmallCap Market or NASDAQ National Market System if the Company meets all of the requirements and qualifications promulgated by the NASD.

              (s) On or before the effective date of the Registration Statement, the Company shall retain or make arrangements to retain a financial public relations firm and a publicist reasonably satisfactory to the Underwriters which shall be continuously engaged from such engagement date to a date 24 months from the effective date of the Registration Statement. Upon the expiration of such two (2) year period, such engagement shall continue until the expiration of any lock-up period provided for in the Lock-Up Agreement(s) with certain officers and directors of the Company subject to the Company's right to terminate any such firm with the consent of the Underwriters' director Designee. Further, the Company shall engage for a period of two years at least three firms (one of which shall be the Representative and one of which shall be Standard & Poor's Stock Reports Professional Edition) which are reasonably acceptable to the Underwriters to provide industry research and advice to the Company. Upon the expiration of such two-year period, such engagement shall continue until the expiration of any lock-up period provided hereunder, subject to the Company's right to terminate any such firm with the consent of the Underwriters' director designee.

              (t) The Company shall (i) file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Securities and (ii) promptly take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions and/or Moody's OTC Manual and to continue such inclusion for a period of not less than five (5) years, as soon as practicable, but in no event more than five (5) business days' after the effective date of the Registration Statement.

              (u) Following the Effective Date of the Registration Statement and for a period of five (5) years thereafter (or such earlier date if the Underwriters has exercised the Underwriters' Warrant), the Company shall, at its sole cost and expense, prepare and file such blue sky trading applications with such jurisdictions as the Underwriters may reasonably request after consultation with the Company, and on the Underwriters' request, furnish the Underwriters with a secondary trading survey prepared by securities counsel to the Company.

              (v) The Company shall not amend or alter any term of any written employment agreement nor Lock-Up Agreement between the Company and any executive officer, director or affiliate, during the term thereof, in a manner more favorable to such employee or entity, without the express written consent of the Representative until such time as the Underwriters' Warrant has been exercised in full.

              (w) Until the completion of the distribution of the Securities, the Company shall not, without the prior written consent of the Representative and Underwriters' Counsel, which consent shall not be unreasonably withheld, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

              (x) Commencing one (1) year from the date hereof, upon the exercise of any Warrant, the exercise of which was solicited by the Underwriters in accordance with the applicable rules and regulations of the NASD prevailing at the time of such solicitation, the Company shall pay to the soliciting Underwriter a fee of ___% of the aggregate exercise price of such Warrant (the "Warrant Solicitation Fee") within five (5) business days of such exercise, so long as the Underwriters provided bona fide services in exchange for the Warrant Solicitation Fee and the Underwriters has been specifically designated in writing by the holders of the Warrants as the broker. The Company further agrees that it will not solicit the exercise of any Warrant other than through the Underwriters, unless either: (i) the Underwriters cannot legally solicit the exercise of the Warrants at the time of such solicitation; (ii) the Representative declines, in writing, to solicit the exercise of the Warrants within five (5) business days of such a written request by the Company; or (iii) the Representative consents to the solicitation of the exercise of the Warrants by the Company or another entity.

              (y) The Company will use its best efforts to maintain its registration under the Exchange Act in effect for a period of five (5) years from the Closing Date.

              (z) For a period of twenty-four (24) months commencing on the Effective Date (or such earlier date if the Representative has exercised the Underwriters' Warrant), except with the written consent of the Underwriters, which consent shall not be unreasonably withheld, the Company will not issue or sell, directly or indirectly, any shares of its capital stock, or sell or grant options, or warrants or rights to purchase any shares of its capital stock, except pursuant to (i) this Agreement, (ii) the Underwriters' Warrants, (iii) warrants and options of the Company heretofore issued and described in the Prospectus, and (iv) the grant of options and the issuance of shares issued upon exercise of options issued or to be issued under a stock option plan to be adopted in the future by the Company with terms that are reasonable for a public entity the size of the Company which is described in the Prospectus; except that, during such period, the Company may issue up to __________ shares pursuant to certain employee stock options as is described in the Prospectus, and issue securities in connection with an acquisition, merger or similar transaction, provided that such securities are not publicly registered or issued pursuant to Regulation S of the Act, and the acquirer of the securities is not granted registration rights with respect thereto which are effective prior to 24 months after the Effective Date and until the Underwriters' Warrant is exercised, the Underwriter grants its consent. Notwithstanding anything to the contrary set forth in the prior sentence, the Company may not issue any class or series of Preferred Stock for a period of 24 months from the Effective Date without the unanimous vote or consent of all members of the Board of Directors of the Company. Prior to the Effective Date, the Company will not issue any options or warrants without the prior written consent of the Underwriters.

                   (aa) The Company will not file any registration statement relating to the offer or sale of any of the Company's securities, including any registration statement on Form S-8, during the 12 months following the Closing Date without the Underwriters' prior written consent.

                   (bb) Subsequent to the dates as of which information is given in the Registration Statement and Prospectus and prior to the Closing Dates, except as disclosed in or contemplated by the Registration Statement and Prospectus, (i) the Company will not have incurred any liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business; (ii) there shall not have been any change in the capital stock, funded debt (other than regular repayments of principal and interest on existing indebtedness) or other securities of the Company, any adverse change in the condition (financial or other), business, operations, income, net worth or properties, including any loss or damage to the properties of the Company (whether or not such loss is insured against), which could adversely affect the condition (financial or other), business, operations, income, net worth or properties of the Company; and (iii) the Company shall not pay or declare any dividend or other distribution on its Class A Common Stock or its other securities or redeem or repurchase any of its Class A Common Stock or other securities.

                   (cc) The Company, for a period of twenty-four (24) months following the Effective Date (or such earlier date if the Representative has exercised the Underwriters' Warrant), shall not redeem any of its securities, except as disclosed in the Registration Statement, and shall not pay any dividends or make any other cash distribution in respect of its securities in excess of the amount of the Company's current or retained earnings derived after the Effective Date without obtaining the Underwriters' prior written consent, which consent shall not be unreasonably withheld. The Underwriter shall either approve or disapprove such contemplated redemption of securities or dividend payment or distribution within five (5) business days from the date the Underwriter receives written notice of the Company's proposal with respect thereto; a failure of the Underwriter to respond within the five (5) business day period shall be deemed approval of the transaction.

                   (dd) The Company maintains and will continue to maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) all quarterly reports filed on Form 10-Q shall be reviewed by the Company's accountant in accordance with SAS 71.

                   (ee) The Company, for a period of twenty-four (24) months following the Effective Date (or such earlier date if the Underwriter has exercised the Underwriters' Warrant), shall implement the following procedures:

                        (i) Thirty days prior to fiscal year end, the President will present to the Board of Directors a business plan to be adopted by the Board of Directors at fiscal year end. The business plan will include the following:

                             a) quarterly projections - including balance sheet,
profit/loss statement and cash flow statements with underlying assumptions

                             b) upon board approval, this document becomes the
annual budget

                        (ii) No later than the 20th day of each month, the Company will provide the Board with comparative financial statements for the previous month showing actual balance sheet, profit/loss and cash flow vs. budget with written explanations for deviation in excess of $50,000 or 10% of line item presented.

                        (iii) Monthly Board meetings (which may be by telephone) by the 25th of each month to include discussion of the Monthly Report and approval of any changes to the business plan based on change of circumstances.

                        (iv) Implementation of a compensation committee, which will be headed by an outside director and include one of the Underwriters' Designee Directors, to make recommendations to the Board for compensation for all outside consultants, officers and outside directors.

                        (v) Implementation of an audit committee which will have as its members the Underwriters' Designee Director and one outside Director.

         If the Company fails to comply with or breaches any provisions of this
Section 4 of this Agreement, after 30 days written notice from the Representative of such default or breach, the Underwriter may cause the Company to retain one or more consultants, accountants or other professionals to assist the Company in curing the breach or failure and the Company will reimburse such third party directly for costs and expenses incurred.

              (ff) Financial Advisory Agreement. On the Closing Date, the Company shall execute a Financial Advisory Agreement with you for services, which shall include without limitation (i) advising the Company in connection with possible acquisitions (ii) facilitating shareholder communications and relations, including the preparation of the Company's annual report and (iii) advising and assisting the Company with long-term financial planning, corporate reorganization, expansion and capital structure and other financial matters. Such agreement shall have a term of __________ years and provide for compensation of $______________ per month which amount shall be prepaid in full on the Closing Date. The Financial Advisory Agreement shall further provide that during the term of such agreement, in the event that you (i) introduce, negotiate or arrange on the Company's behalf a non-public equity financing or (ii) arrange on the Company's behalf a non-public debt financing or (iii) arrange for the purchase or sale of assets, or for a merger acquisition or joint venture for the Company, then the Company will compensate you (based on the Transaction Value, as defined below) for such services in an amount equal to:

         5% on the first $1,000,000 of the Transaction Value; 4% on the amount from $1,000,001 to $2,000,000;
         3% on the amount from $2,000,001 to $3,000,000;
         2% on the amount from $3,000,001 to $4,000,000;
         1% on the amount from $4,000,001 to $5,000,000;
         1% on the amount in excess of $5,000,000.

                   "Transaction Value" shall mean the aggregate value of all cash, securities and other property (i) paid to the Company, its affiliates or their shareholders in connection with any transaction referred to above involving any investment in or acquisition of the Company or any affiliates (or the assets of either), (ii) paid by the Company or any affiliate in any such transaction involving an investment in or acquisition of another party or its equity holdings by the Company or any affiliate, or (iii) paid or contributed by the Company or any affiliate and by the other party or parties in the event of any such transaction involving a merger, consolidation, joint venture or similar joint enterprise or undertaking. The value of any such securities (whether debt or equity) or other property shall be the fair market value thereof as determined by mutual agreement of the Company and the Underwriter or by an independent appraiser jointly selected by the Company and the Underwriter.

         5. Payment of Expenses.

              (a) The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date (to the extent not paid at the Closing Date) all expenses and fees (other than fees of Underwriters' Counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement, including, without limitation: (i) the fees and expenses of accountants and counsel for the Company; (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement and the Prospectus and any amendments and supplements thereto and the printing, mailing and delivery of this Agreement, the Selected Dealer Agreements, Underwriter Questionnaires, Powers of Attorney and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriter in quantities as hereinabove stated; (iii) the printing, engraving, issuance and delivery of the Securities including any transfer or other taxes payable thereon; (iv) disbursements and fees of Underwriters' Counsel in connection with the qualification of the Securities under state or foreign securities or

"Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," the "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any, which Underwriters' Counsel blue sky fees (exclusive of filing fees and disbursements) shall be $1,000 for each state in which application for registration or qualification is made up to an aggregate of $15,000 for all states which Underwriters' Counsel files and inclusive of the Blue Sky Memorandum described above; (v) fees and expenses of the transfer agent; (vi) the fees payable to the NASD; (vii) the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq SmallCap Market and any other fees for application and admission to a registered Stock Exchange for which the Underwriter requires the Company to register its Securities;
(viii) fees and expenses for any tombstone advertisements reasonably requested by the Representative; (ix) Closing Binders; and (x) Lucite cubes containing a miniature definite Prospectus. All fees and expenses payable to the Underwriters shall be payable at the Closing Date or Option Closing Date, as applicable.

              (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6, Section 10(a) or Section 12, the Company shall reimburse and indemnify the Underwriters for all of their out-of-pocket expenses reasonably incurred in connection with the transactions contemplated hereby.

              (c) The Company and the Selling Shareholders further agree that, in addition to the expenses payable pursuant to subsection (a) of this Section 5, it will pay to the Underwriter a non-accountable expense allowance equal to ____________ percent (____%) of the gross proceeds received by the Company and the Selling Shareholders from the sale of the Securities, none of which has been paid to date to the Underwriter. The Company and the Selling Shareholders will pay the remainder of the non-accountable expense allowance on the Closing Date by direct payment to third parties for fees and expenses including, but not limited to, fees and expenses of Underwriters' Counsel and the balance by deduction from the proceeds of the offering contemplated herein. In the event the Underwriter elect to exercise the over-allotment option described in Section 2(b) hereof, the Company further agrees to pay to the Underwriter on the Option Closing Date (by deduction from the proceeds of the offering) a non-accountable expense allowance equal to ______________ (___%) of the gross proceeds received by the Company from the sale of the Additional Securities.

         6. Conditions of the Underwriters' Obligations. The obligations of the Underwriter hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the Closing Date and each Option Closing Date, if any, as if they had been made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date and each Option Closing Date, if any, of each of its covenants and obligations hereunder and to the following further conditions:

              (a) The Registration Statement shall have become effective not later than 5:00 P.M., New York City time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Underwriter, and, at Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriter and Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Underwriter of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

              (b) The Underwriter shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Underwriters' opinion, is material or omits to state a fact which, in the Underwriters' opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Underwriters' reasonable opinion, is material, or omits to state a fact which, in the Underwriters' reasonable opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (c) On or prior to the Closing Date and each Option Closing Date, as the case may be, the Underwriter shall have received from Underwriters' Counsel, such opinion or opinions with respect to the organization of the Company the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Underwriter reasonably may request and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

              (d) At the Closing Date and the Option Closing Date the Underwriter shall have received an opinion of Foley, Hoag & Eliot, L.L.P., counsel to the Company, dated the Closing Date, or Option Closing Date, as the case may be, addressed to the Underwriter and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                   (i) The Company: (A) has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own and operate its properties and to carry on its business as set forth in the Registration Statement and Prospectus; (B) to the best knowledge of such counsel, the Company is duly registered or qualified as a foreign corporation in all jurisdictions in which by reason of maintaining an office in such jurisdiction or by owning or leasing real property in such jurisdiction it is required to be so registered or qualified except where failure to register or qualify does not have, singly or in the aggregate, a Material Adverse Effect; and (C) to the best knowledge of such counsel, the Company has not received any notice of proceedings relating to the revocation or modification of any such registration or qualification.

                   (ii) The Registration Statement, each Preliminary Prospectus that has been circulated and the Prospectus and any post-effective amendments or supplements thereto (other than the financial statements, schedules and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and Regulations and the conditions for use of a registration statement on Form SB-2 have been satisfied by the Company. Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Underwriter at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective or the Prospectus as of the date thereof contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or to make the statements therein in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus or with respect to statements or omissions made therein in reliance upon information furnished in writing to the Company on behalf of the Underwriter expressly for use in the Registration Statement or the Prospectus).

                   (iii) To the best of such counsel's knowledge, the Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus as of the date indicated therein, under "Capitalization." The Shares, Redeemable Warrants, the Underwriters' Warrants, and the Warrant Shares conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof, to counsel's best knowledge, are not subject to personal liability by reason of being such holders, and none of such securities were issued in violation of the preemptive rights of any holder of any security of the Company.

                   (iv) The issuance of the Shares, Redeemable Warrants and the Warrant Shares have been duly authorized and when issued and paid for in accordance with this Agreement and the Warrant Agreement, respectively, will be validly issued, fully paid and non-assessable securities of the Company. The holders of the Securities when issued and paid for, will not be subject to personal liability by reason of being such holders. To the best of such counsel's knowledge, the Securities are not and will not be subject to the preemptive or similar contractual rights of any shareholder of the Company. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. The certificates representing the Shares and Redeemable Warrants are in due and proper form.

                   (v) Based solely on telephonic, verbal confirmation provided to such counsel by the staff of the Commission, the Registration Statement and all post-effective amendments, if any, have become effective under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and to the best of such counsel's knowledge, no proceedings for that purpose have been instituted or are pending or threatened or contemplated under the Act; and any required filing of the Prospectus pursuant to Rule 424(b) has been made.

                   (vi) To the best of such counsel's knowledge, (A) there are no material contracts or other documents required to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement and the Prospectus and filed as exhibits thereto, and (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto regarding such material contracts or other documents to which the Company is a party or by which it is bound, are accurate in all material respects and fairly represent the information required to be shown by Form SB-2 and the Rules and Regulations.

                   (vii) This Agreement, the Underwriters' Warrant, the Warrant Agreement, and the Financial Advisory Agreement have each been duly and validly authorized, executed and delivered by the Company, and assuming that it is a valid and binding agreement of the Underwriter, so as the case may be, constitutes a legal, valid and binding agreement of the Company enforceable as against the Company in accordance with its respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law or pursuant to public policy).

                   (viii) Neither the execution or delivery by the Company of this Agreement, the Underwriters' Warrant, and the Warrant Agreement, nor its performance hereunder or thereunder, nor its consummation of the transactions contemplated herein or therein, nor the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, nor the issuance of the securities conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a material default under, or result in the creation or imposition of any material lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets (tangible or intangible) of the Company pursuant to the terms of (A) the Articles of Incorporation of the Company, or (B) to the best knowledge of such counsel, and except to the extent it would not have a Material Adverse Effect on the Company, any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body, having jurisdiction over the Company or any of its respective activities or properties.

                   (ix) No consent, approval, authorization or order, and no filing with, any court, regulatory body, government agency or other body, (other than such as may be required under state securities laws, as to which no opinion need be rendered) is required in connection with the issuance by the Company of the Securities pursuant to the Prospectus and the Registration Statement, the performance of this Agreement, the Underwriters' Warrant, the Financial Advisory Agreement and the Warrant Agreement by the Company, and the taking of any action by the Company contemplated hereby or thereby, which has not been obtained.

                   (x) To the best of such counsel's knowledge, except as described in the Prospectus, no person, corporation, trust, partnership, association or other entity holding securities of the Company has the contractual right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement for twelve months from the date hereof.

                   (xi) After the public offering, the Securities will be eligible for listing on the Nasdaq SmallCap Market.

         In rendering such opinion such counsel may rely, (A) as to matters involving the application of corporate laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and in substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws, and (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company; provided, that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, the Underwriter and they are justified in relying thereon.

              (e) At each Option Closing Date, if any, the Underwriter shall have received the an opinion of counsel to the Company, each dated the Option Closing Date, addressed to the Underwriter and in form and substance satisfactory to Underwriters' Counsel confirming as of Option Closing Date the statements made by such firm, in their opinion, delivered on the Closing Date.

              (f) On or prior to each of the Closing Date and the Option Closing Date, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

              (g) Prior to the Closing Date and each Option Closing Date, if any: (i) there shall have been no material adverse change nor development involving a prospective change in the condition, financial or otherwise, prospects or the business activities of the Company, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company, from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is materially adverse to the Company; (iii) the Company shall not be in material default under any provision of any instrument relating to any outstanding indebtedness; (iv) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (v) no action, suit or proceeding, at law or in equity, shall have been pending or to its knowledge threatened against the Company, or affecting any of its properties or businesses before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement and Prospectus; and (vi) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

              (h) At the Closing Date and each Option Closing Date, if any, the Underwriter shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that:

                   (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

                   (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, are contemplated or threatened under the Act;

                   (iii) The Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and neither the Preliminary Prospectus nor any supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                   (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and except as otherwise contemplated therein: (A) the Company has not incurred up to and including the Closing Date or the Option Closing Date as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (B) the Company has not paid or declared any dividends or other distributions on its capital stock; (C) the Company has not entered into any transactions not in the ordinary course of business; (D) there has not been any change in the capital stock or any increase in long-term debt or any increase in the short-term borrowings (other than any increase in the short term borrowings in the ordinary course of business) of the Company; (E) the Company has not sustained any material loss or damage to its property or assets, whether or not insured; (F) there is no litigation which is pending or threatened against the Company which is required to be set forth in an amended or supplemented Prospectus which has not been set forth;

                   (v) Neither the Company nor any of its officers or affiliates shall have taken, and the Company, its officers and affiliates will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in the stabilization or manipulation of the price of the Company's securities to facilitate the sale or resale of the Shares.

         References to the Registration Statement and the Prospectus in this subsection (i) are to such documents as amended and supplemented at the date of such certificate.

              (i) By the Closing Date, the Underwriter shall have received clearance from NASD as to the amount of compensation allowable or payable to the Underwriter, as described in the Registration Statement.

              (j) At the time this Agreement is executed, the Representative shall have received a letter, dated such date, addressed to the Representative in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to the Underwriter, from Price WaterhouseCoopers LLP, independent certified public accountants:

                   (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

                   (ii) stating that it is their opinion that the consolidated financial statements and supporting schedules of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Underwriter may rely upon the opinion of Price WaterhouseCoopers, LLP, independent certified public accountants with respect to the financial statements and supporting schedules included in the Registration Statement;

                   (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim consolidated financial statements of the Company (with an indication of the date of the latest available unaudited interim consolidated financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the unaudited consolidated financial statements of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of the Company included in the Registration Statement, or (B) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock, or any increase in total borrowings of the Company, or any decrease in the stockholders' equity or working capital of the Company as compared with amounts shown in the financial statements included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (C) during the period from

____________, 1998 to a specified date not more than five (5) days prior to the effective date of the Registration Statement, there was any decrease in revenue, net earnings or increase in net income or earnings per common share of the Company, in each case as compared with the corresponding period of the prior year other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

                   (iv) stating that they have compared specific dollar amounts, numbers of Securities, percentages of revenue and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures did not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement; and

                   (v) statements as to such other matters incident to the transaction contemplated hereby as the Underwriter may reasonably request.

              (k) At the Closing Date and each Option Closing Date, the Underwriter shall have received from Price WaterhouseCoopers LLP, independent certified public accountants, a letter, dated as of the Closing Date, or Option Closing Date, as the case may be, to the effect that they reaffirm that statements made in the letter furnished pursuant to Subsection (j) of this Section, except that the specified date referred to shall be a date not more than five days prior to the Closing Date and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (iii) of subsection (j) of this Section with respect to certain amounts, percentages and financial information as specified by the Underwriter and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iii).

              (l) On each of the Closing Date and the Option Closing Date, if any, there shall have been duly tendered to the Underwriter for the several Underwriters' accounts the appropriate number of Securities.

              (m) No order suspending the sale of the Securities in any jurisdiction designated by the Underwriter pursuant to subsection (e) of Section 4 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or to its knowledge or that of the Company shall be contemplated.

         If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Underwriter may terminate this Agreement or, if the Underwriter so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

         7. Indemnification.

              (a) The Company (and the Selling Shareholders, but such indemnity shall be limited to the proceeds received from the sale of his shares, if any, as a portion of the Additional Securities) agrees to indemnify and hold harmless each of the Underwriters, including specifically any person who may be substituted for an Underwriter as provided in Section 11 hereof and each person, if any, who controls any Underwriter ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions in respect thereof), whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other federal or state statutory laws or regulations at common law or otherwise or under the laws of foreign countries arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus (except that the indemnification contained in this paragraph with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter or to the benefit of any person controlling the Underwriter on account of any loss, claim, damage, liability or expense arising from the sale of the Securities by the Underwriter to any person if a copy of the Prospectus, as amended or supplemented, shall not have been delivered or sent to such person within the time required by the Act, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, as amended and supplemented, and such correction would have eliminated the loss, claim, damage, liability or expense), the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Underwriters' Warrant; or (iii) in any application or other document or written communication (in this Section 8 collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq Stock Market, Inc. or any other securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, in any post-effective amendment, new registration statement or prospectus or in any application, as the case may be, or (iv) any failure of the Company to comply with any provision of this Underwriting Agreement resulting in a claim or loss to the Underwriters.

         The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may have at common law or otherwise.

              (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration

Statement, the Selling Shareholders and each other person, if any, who controls the Company within the meaning of Section 20 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto in any post-effective amendment, new registration statement or prospectus, or in any blue sky application or any other such application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any post-effective amendment, new registration statement or prospectus, or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto, in any post-effective amendment, new registration statement or prospectus or in any such application, provided, further, that the liability of each Underwriter to the Company shall be limited to the amount of the net proceeds of the Offering received by the Company. The Company acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend and the last paragraph of the cover page in the Prospectus have been furnished by the Underwriters expressly for use therein and any information furnished by or on behalf of the Underwriter filed in any jurisdiction in order to qualify the Securities under State Securities laws or filed with the Commission, the NASD or any securities exchange constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Prospectus and the Underwriter hereby confirms that such statements and information are true and correct.

              (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise avoided). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or
(iii) such indemnifying party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided however, that such consent was not unreasonably withheld.

                  (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand from the offering of the Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company or the Selling Shareholders is the contributing party and the Underwriters are the indemnified party the relative benefits received by the Company or the Selling Shareholders on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) bear to the total underwriting discounts and commissions received by the Underwriters hereunder, in each case as set forth in the table on the Cover Page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subdivision (d), the Underwriters shall not be required to contribute any amount in excess of the amount of the net proceeds of the Offering received by the Company. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 7, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the

Company, subject in each case to this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

         8. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the indemnity agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, or any controlling person, including the Selling Shareholders, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the Underwriters.

         9. Effective Date. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at any time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission and communicated to the Company and Representative. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Company and the Selling Shareholders.

         10. Termination.

              (a) The Underwriters shall have the right to terminate this Agreement (i) if any calamitous domestic or international event or act or occurrence has materially disrupted, or in the Underwriters' opinion will in the immediate future materially disrupt general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, or in the over-the-counter market shall have been suspended or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a war or major hostilities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium in foreign exchange trading has been declared; or (vi) if the Company shall have sustained a material adverse loss, whether or not insured, by reason of fire, flood, accident or other calamity that materially impairs the investment quality of the Securities; or (vii) if there shall have been such material adverse change in the conditions or prospects of the Company, involving a change not contemplated by the Registration Statement.

              (b) Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 9 and 10 hereof), and whether or not this Agreement is otherwise carried out, the provisions of
Section 5 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

         11. Substitution of the Underwriters. If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 6, Section 10 or
Section 12 hereof) to purchase the Securities which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other Underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Underwriters shall not have completed such arrangements within such 24-hour period, then:

              (a) if the number of Defaulted Securities does not exceed 10% of the total number of Firm Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

              (b) if the number of Defaulted Securities exceeds 10% of the total number of Firm Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

         In the event of any such default which does not result in a termination of this Agreement, the Underwriters shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

         12. Default by the Company. If the Company shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the number of Securities which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Underwriters may at the Underwriters option, by notice from the Underwriters to the Company, terminate the Underwriters' several obligations to purchase Securities from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5 and Section 7 hereof. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

         13. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at Argent Securities, Inc., 3340 Peachtree Road, Suite 900, Atlanta, Georgia 30326, with a copy to Robert E. Altenbach, Esq., 225 Peachtree Street, NE, Suite 2100, Atlanta Georgia 30303. Notices to the Company shall be directed to the Company at the address on the signature page.

         14. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and their respective heirs and legal representatives and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         15. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia without giving effect to the choice of law or conflict of laws principles.

         16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

         If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                          Very truly yours,

                                          OUTLOOK SPORTS TECHNOLOGY, INC.
                                          Suite 410
                                          4400 North Federal Highway
                                          Boca Raton, Florida 33431

                                          By:
                                             ----------------------------------
                                             Jim G. Dodrill  II,  President


Confirmed and accepted as of the date first above written on behalf of themselves and the other several underwriters named in Schedule I hereto:

Argent Securities, Inc., as
  Representative of the Several Underwriters

By:
   ---------------------------------
Name:    L. Phillips Reames
Title:   Chairman

                                   SCHEDULE I

Underwriter                            Number of Securities
Argent Securities, Inc.      __________Shares of Class A Common Stock
                             __________Redeemable Class A Common
                                       Stock Purchase Warrants


                                   SCHEDULE II

        Warrant Agent:    American Stock Transfer and Trust Company

                                  SCHEDULE III

                              SELLING SHAREHOLDERS

         Paul H. Berger
         Jim G. Dodrill II
         Gary M. Treater
         Everette C. Hinson
         Neal J. Cohen
         David K. Stern
         James J. Henley